Supplement dated October 17, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,

each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement amends certain information in the above-referenced Prospectuses. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here.

Plan of Liquidation of the Vest US Large Cap 10% Buffer Strategies VI Fund(1)

On October 1, 2025, the Board of Trustees of World Funds Trust approved a Plan of Liquidation for the Vest US Large Cap 10% Buffer Strategies VI Fund (the “Fund”). The Fund is expected to liquidate on or about December 15, 2025 (the “Liquidation Date”).

Closure of the Fund to New Investments

Effective October 24, 2025, the Fund will be closed to new investors.

If you do not have any Contract Value allocated to the Sub-Account investing in the Fund (the “Vest Sub-Account”) as of that date, you may not allocate any Purchase Payments to the Vest Sub-Account or make any fund transfers into the Vest Sub-Account.

Closure of the Fund to Subsequent Investments

Effective December 1, 2025, the Fund will be closed to all subsequent investments.

If you have Contract Value allocated to the Vest Sub-Account as of December 1, 2025, you may no longer allocate any Purchase Payments to the Vest Sub-Account or make any fund transfers into the Vest Sub-Account.

If you use the Vest Sub-Account as part of your Automatic Rebalancing Program or Separate Account Dollar Cost Averaging Program, your program may terminate unless you remove the Vest Sub-Account as an investment choice in that program prior to that date.

Prior to the Liquidation Date, we will provide you with further information about what will happen if you have Contract Value invested in the Vest Sub-Account as of that date.

If you have questions about this supplement, or want to discuss how to reallocate your Contract Value invested in the Vest Sub-Account prior to the Liquidation Date, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Customer Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

(1) This fund is not available for policies issued in New York.

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